SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2003 (September 3, 2003)

T/R SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-29045	58-1958870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Oakbrook Drive, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-9008

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On September 3, 2003, T/R Systems, Inc. (the “Company”), and Electronics for Imaging, Inc. (“EFI”), announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 2, 2003, providing for the merger (the “Merger”) of Tribeca Acquisition Corporation, a wholly owned subsidiary of EFI, with and into the Company, as more fully described in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of September 2, 2003, by and among Electronics for Imaging, Inc., Tribeca Acquisition Corporation, and T/R Systems, Inc.

99.1	Press release, dated September 3, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

T/R SYSTEMS, INC.

	By:	/s/ LYLE W. NEWKIRK Lyle W. Newkirk Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Date: September 3, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of September 2, 2003, by and among Electronics for Imaging, Inc., Tribeca Acquisition Corporation, and T/R Systems, Inc.

99.1	Press release dated September 3, 2003